                                                                   Exhibit 10.24

                             MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT ("Lease") is executed to be effective as of 1 July 1996 ("Effective Date") by and between:

      THE FIRST INVESTMENT VOUCHER FUND, an open joint stock company established and existing under the laws of the Russian Federation, having its principal place of business at Trubnikovsky 21/2, Moscow, Russian Federation, and represented by the Chairman of its Board of Directors, Mr. Michael Yu. Chebotarev, who is acting on the basis of the Fund's charter ("Fund"); and

      PIONEER REAL ESTATE ADVISORS, INC., a company organized and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 60 State Street, Boston, Massachusetts, U.S.A., and represented by its President Stephen G. Kasnet, who is acting on the basis of a resolution of the Board of Directors ("PREA").

NOW THEREFORE, in consideration for the Premises, rents and mutual covenants set forth in this Lease, the parties hereby agree as follows:

                                    AGREEMENT

                      ARTICLE 1. SUBJECT OF THE AGREEMENT.

1.1.Lease. The Fund hereby leases to PREA, and PREA hereby leases from the Fund, the entire 19 floor office building with total a total area of 22,678 square meters, as set forth in the Building's Certificate from the Bureau of Technical Inventory, located at Ulitsa Smolnaya 24/D, 125445 Moscow, Russia ("Building").

1.2 Adjacent Land and Parking Lot. The Fund hereby authorizes PREA to use the parking lot adjacent to the Building ("Parking Lot") and the 13,035 square meters of land surrounding the Building which the Fund has leased from the City of Moscow pursuant to a 49 year lease dated 6 September 1994 ("Land" and together with the Building and Parking Lot "Property"). The Fund shall use best efforts and shall undertake all steps whatsoever necessary to maintain the lease agreement for the Land in full force and effect throughout the Term and any additional Terms.

                                 ARTICLE 2. TERM

2.1 Initial Term. PREA shall have and hold the Building for a total term commencing on the Effective Date, and unless earlier terminated or extended according to the terms of this Lease, expiring five years thereafter ("Term").

2.2 Right to Renew. PREA, at its sole discretion, shall have the right to renew this Lease according to the same terms and conditions for two additional five year terms, provided however, that PREA shall notify the Fund in writing of its intent to renew this Lease, or the extension thereof, not later than six months prior to the end of each Term.

                                                                         [STAMP]

                                 ARTICLE 3. RENT

3.1 Rent. In exchange for the Building, and the right to use the Parking Lot and Land, PREA shall pay the Fund rent in an amount equivalent to U.S. $250,000.00 per quarter, plus any value added or other taxes that may be due with respect to the payment thereof ("Rent").

3.2 Adjustment. Not later than the 15th day of the first month of each calendar quarter, being April 15th, July 15th, October 15th and January 15th, the parties shall amend this Lease to adjust the Rent payable for such calendar quarter, in such amounts and according to such terms as shall be agreed between the parties. If for any given quarter the parties fail to timely adjust the Rent in accordance with this section, then the Rent for such quarter shall be U.S. $250,000.00, exclusive of value added and other taxes.

                               ARTICLE 4. PAYMENTS

4.1 Payment of Rent. PREA shall pay the Fund the Rent quarterly, in arrears, not later than the 25th calendar day of the last month of each quarter, being March 25th, June 25th, September 25th and December 25th.

4.2 Pro Rata Basis. To the extent this Lease may commence, terminate or expire on a day other than the first day of any calendar quarter, the Rent shall be pro rated to the actual number of calendar days the Lease is in effect, and shall be subject to any obligation of PREA to refund amounts of rents and contributions toward Operating Expenses collected from Tenants that must be returned pursuant to their lease agreements.

4.3 Manner of Payment. All amounts owing and payable to the Fund under this Lease shall be paid by bank transfer, in immediately available U.S. dollar or ruble funds as appropriate, to the authorized bank accounts designated by the Fund.

4.4 Taxes. PREA shall pay, in addition to all payments made to the Fund under this Lease, all value added and any other taxes that may be levied on such payments, provided however, that the PREA shall not be responsible for the Fund's income (profits) tax.

4.5 Acceptance of Rent. The acceptance of Rent or any other payment by the Fund shall not constitute a waiver by the Fund of breach of covenant or obligations under this Lease.

4.6 Late Payments. If any payment due under this Lease is not made within 20 Business Days after the date it is due, PREA shall pay the Fund interest at the rate of 1% per month of the amount due, compounded monthly and calculated on a pro rata basis with effect from the date due, unless such late fee is expressly waived by the Fund.

                        ARTICLE 5. FUND'S SPECIAL RIGHTS

5.1 Right of Entry. The Fund may enter the Building at reasonable hours and upon reasonable notice to inspect the Building to ensure PREA is complying with its obligations hereunder. In so doing, the Fund shall use its best efforts not to materially interfere with or disrupt the conduct of PREA's business nor that of the Tenants.

                                                                         [STAMP]

5.2 Rent Free Office Space. The Fund may, at its discretion and with 30 calendar days notice to PREA, occupy up to 1,000 square meters of space in the Building without obligation to pay Base Rent for such space ("Rent Free Office Space"), provided that the space is unoccupied, and there are no current or prospective Tenants interested in leasing the Rent Free Office Space or part thereof. If the Fund elects to occupy the Rent Free Office Space, it shall undertake and pay all fit-out and related expenses. The Fund shall be responsible for and timely pay its pro rata share of all relevant expenses including Operating Expenses with respect to the Rent Free Office Space, according to the same formulas and at substantially similar times as the other Tenants in the Building. PREA shall promptly notify the Fund if the Rent Free Office Space or part thereof becomes the subject of lease negotiations between PREA and a prospective Tenant. The Fund shall provide unrestricted access to the Rent Free Office Space to all interested prospective Tenants for inspection pursuant to lease negotiations, upon one calendar day prior notice from PREA. The Fund shall vacate the Rent Free Office Space within 30 calendar days after receiving notice from PREA that the Rent Free Office Space has been let. If the Fund fails to vacate the Rent Free Office Space, as provided above, then the Rent due to the Fund under section 3.1 shall be reduced by the rents and other fees and payments foregone by PREA because of the Fund's failure timely to vacate the Rent Free Office Space.

5.3 Parking. The Fund may request to purchase parking permits in connection with the Rent Free Office Space, and PREA shall provide such permits at its then current market rate, in an amount equivalent to 1 parking permit for every 100 leasable square meters of Rent Free Office Space occupied by the Fund.

5.4 Archive Space. The Fund may, at its discretion and with 30 calendar days notice to PREA, occupy up to 600 cubic meters in the basement of the Building for document storage and archival purposes ("Archive Space"). The use of the Archive Space shall be free of charge to the Fund and no rental fees, operating expenses or other expenses shall be due with respect to the Archive Space. PREA shall not be responsible for the fit-out nor for the maintenance of the Archive Space, nor for the security or safe storage of the materials stored therein.

                    ARTICLE 6. PREA'S RIGHTS AND OBLIGATIONS.

6.1 Use of the Building. The Building shall be used for general office and administrative purposes not inconsistent with applicable zoning regulations. PREA hereby agrees to comply with any and all laws, regulations and requirements applicable or in any way relating to the use and occupancy of the Property. PREA may, at it own discretion, and on terms and conditions acceptable to it, sublease all or part of the Building to good and reputable tenants ("Tenants") and grant such Tenants the right of use to the Parking Lot.

6.2 Fit Out. Any portion of the Building that PREA or any Tenants finish and improve ("Fit Out") shall be finished, improved or altered only in accordance with standards and requirements included in the Tenant Improvement Package dated 24 April 1996, as prepared by PREA's architect, Fuller Associates Inc. and approved by the Fund.

                                                                         [STAMP]

6.3 Quiet Enjoyment. Upon paying the Rent, PREA may peaceably and quietly use and enjoy the Building, and shall have all rights of PREA hereunder during the Term without any manner of hindrance or molestation by any party claiming through or under the Fund.

6.4 Signs. PREA and the Tenants may install signs in or on the Building, provided however that all signs shall comply with the requirements of any governmental authority having jurisdiction over the Building, and PREA shall be solely responsible for such compliance. PREA shall ensure that, unless otherwise permitted by the Fund, all signs are removed prior to the expiration of the Term, and any damage caused by the installation or removal of any sign is completely repaired at PREA's expense.

                    ARTICLE 7. INSURANCE, CASUALTY AND REPAIR

7.1 Insurance. At all times during the Term, PREA shall obtain and maintain property and liability insurance policies in the scope and amount as is customary in the Russian market, and in no event less than PREA and the Fund deem prudent to cover their own interests in the Building, and the interests of any commercial lenders who have provided funds for the Building. PREA shall name PREA and the Fund and, where agreed by the parties, others providing funds for the benefit of the Building, as beneficiaries of the insurance to the extent of their respective interests in the Building, and PREA shall pay the costs for such insurance, which may be recovered from Tenants as part of their contributions toward Building operating expenses.

7.2 Repairs. PREA shall make all repairs to the Building and its operating systems to the extent such repairs may be necessary to maintain the Building in good repair and condition. PREA shall pay the costs of such repairs, which PREA may recover from Tenants in the form of Building operating expenses.

7.3 Casualty.

      7.3.1. Use of Insurance Proceeds. If the Building is damaged by fire or other casualty, PREA shall use available insurance proceeds to (a) reimburse Tenants for amounts that may be owing to them, including any reimbursement for advanced rents and other payments that may be due in accordance with the terms of their lease agreements; and (b) repair the damage and rebuild the Building as appropriate, in that order. The Fund in a timely fashion shall take all such action and execute all such documents as may be necessary to make its insurance proceeds available to PREA for these purposes. To the extent the insurance proceeds are insufficient, PREA may, but shall not be obligated to, provide the additional funds required to undertake and complete the repairs.

      7.3.2. Termination of Lease. PREA may, with the consent of the Fund, terminate this Lease if the damage to the Building shall be so great that, in PREA's reasonable judgment: (a) repairs of such damage cannot be made within 120 calendar days after the occurrence of such damage, without the payment of overtime or other premiums, or; (b) PREA and the Fund decide to demolish or discontinue operating the Building, or; (c) the proceeds from applicable insurance policies are insufficient to finance the necessary repairs. If PREA should terminate the Lease under this section, it shall

                                                                         [STAMP]
      deliver all insurance proceeds that remain after sub-part (a) of section
      7.3.1 above has been satisfied, and any financing PREA obtained for use in connection with the Building has been paid in full, to the Fund.

                     ARTICLE 8. EXPIRATION AND TERMINATION.

8.1 Expiration. Unless otherwise terminated or extended pursuant to the terms of this Lease, this Lease shall expire on the last day of the Term.

8.2 Earlier Termination. Either the Fund or PREA shall have the right to terminate this Lease: (1) upon the occurrence of a Default by the other party (as defined in Article 9 below) that has not been cured within the period provided in Article 9; (2) if the Fund sells the Building, which sale must be subject to any subleases then in effect; or (3) if at any time the continuation of this Lease is prohibited by Russian law.

8.3 Settlement. Within 30 calendar days after the expiration or any termination of this Lease, the Fund shall reimburse PREA, according to PREA's calculations, for all amounts expended by PREA in accordance with the budget for operation, maintenance, repair and improvement of the Building, plus any amounts payable to commercial lenders pursuant to loan agreements related to the Building. In the event of termination pursuant to section 8.2(2), the Fund shall reimburse PREA all amounts under this section 8.3 from the immediately available proceeds of sale.

8.4 Attornment. Unless otherwise provided in any sublease, the termination of this Lease prior to the expiration of the Term shall not terminate any sublease for office space executed hereunder, which shall continue, each according to its terms, with the Tenants attorned to the Fund, and the Fund attorned to the Tenants, as if the sublease agreements had been executed between the Fund and the Tenants directly.

8.5 Vacation of Building. Upon the expiration or termination of this Lease, PREA shall remove its goods and effects and shall yield up peacefully the Building to the Fund (subject to surviving subtenancies pursuant to section 8.4).

                               ARTICLE 9. DEFAULT

      The failure of either party to fulfill materially its obligations under this Lease shall constitute a material breach and default of this Lease (a "Default"), provided that, the defaulting party shall have 30 calendar days after written demand by the other party to cure the Default (unless the Default involves a hazardous condition, in which case the Default shall be cured within two calendar days).

                   ARTICLE 10. REPRESENTATIONS AND WARRANTIES.

10.1 Fund's Representations and Warranties. The Fund hereby represents and warrants:

      10.1.1 The Property is zoned for use as business and office space, as currently contemplated pursuant to the terms of this Lease.

                                                                         [STAMP]

      10.1.2 The Fund has and shall continue to comply with all laws and regulations of the Russian Federation, the city of Moscow, and any other applicable jurisdictions with respect to the Property, its Land lease with the City of Moscow dated 6 September 1994, and this Lease.

      10.1.3 As provided by the resolution of the board of directors of the Fund, the execution of the Lease by the Fund or by the persons or other entities executing the Lease on behalf of the Fund, and the performance by the Fund hereunder have been, to the extent required, duly authorized by all necessary corporate action of the Fund.

      10.1.4 The Fund has clear and valid right of ownership to the Building.

      10.1.5 The Fund shall register this Lease with appropriate government agencies of the Russian Federation and/or the City of Moscow as required by applicable Russian legislation.

10.2 PREA's Representations and Warranties. PREA hereby represents and warrants:

      10.2.1 PREA is a company duly registered in accordance with the laws of the State of Delaware and has all legal rights, power and corporate authority to lease the Building.

      10.2.2 PREA has the right, power and authority to execute and deliver this Lease and to perform the provisions hereof.

      10.2.3 PREA shall comply with all laws and regulations of the Russian Federation, the city of Moscow, and any other applicable jurisdiction with respect to the Property and this Lease.

      10.2.4 The execution of this Lease by PREA, and the performance by PREA have been, to the extent required, duly authorized by all necessary action of PREA.

10.3 Breach of Representations and Warranties. To the extent that either party breaches any of the representations and warranties made hereunder, such breach shall constitute a material breach of the provisions of this Lease.

                         ARTICLE 11. DISPUTE RESOLUTION

11.1 Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the Russian Federation.

11.2 Dispute Resolution. The parties shall attempt to resolve any dispute arising from or in connection with this Agreement, including any question of its existence, validity or termination, by amicable negotiation. If the parties are unable to resolve the dispute within 20 Business Days, then either party may refer the dispute to, and the parties hereby agree to the jurisdiction of any Russian Federation Arbitration Court having jurisdiction over the

                                                                         [STAMP]
parties and matter concerned.

                        ARTICLE 12. ADDITIONAL PROVISIONS

12.1 No Assignment. Neither party shall assign, delegate and/or transfer to third parties its rights and obligations under this Lease without the other party's prior written consent, except PREA may assign its rights and obligations under this Lease to any entity controlling, controlled by or under the common control of PREA. This Lease shall be binding upon and inure to the benefit of the parties, their successors in interest, if any, and their respective permitted assigns and transferees.

12.2 No Partnership. Nothing in this Lease is intended nor shall be construed to create a partnership, joint venture or similar relationship between the parties, nor shall it be construed to create any rights in any third parties against the parties hereto.

12.3 Severability. If any provision of this Lease is or becomes invalid, ineffective, unenforceable or illegal for any reason, the remaining provisions shall continue in full force and effect. The parties shall amend any invalid provision so as to fulfil their original intent to the maximum extent possible.

12.4 Amendments. The parties may amend this Lease at any time, provided such amendments are made in writing, designated as an amendment to this Lease, and duly signed by both parties.

12.5 Notices. Notices required or permitted under this Lease shall be in writing and shall be delivered by: (1) an internationally accepted courier service, with signed receipt of delivery made; (2) hand-delivery, with signed receipt of delivery made; or (3) by facsimile, with a confirmation copy sent by internationally accepted courier service or hand-delivery, addressed to the parties hereto as follows (unless changed by a notice in accordance herewith from the party changing its address to the other party):

      To PREA                 Robert Nault, Stephen G. Kasnet
                              Pioneer Real Estate Advisors, Inc
                              60 State Street
                              Boston, MA 02109-1820
                              FAX: 1-617-422-4293

      with a copy to          Grenville Carr-Jones
                              Management Office
                              Meridian Commercial Tower
                              Ulitsa Smolnaya 24/D
                              125445 Moscow, Russia
                              FAX: 7-095-960-2920

      To the Fund:            Michael Chebotarev, Timothy Frost
                              First Investment Voucher Fund
                              21/2 Trubnikovsky Pereulok
                              Moscow, Russia

                                                                         [STAMP]

                              FAX: 7-095-956-6181

Notices delivered pursuant to the terms of this section shall be deemed effective within three calendar days from the date when the notice is sent to the foregoing addresses.

12.6 Force Majeure. The parties shall be relieved of responsibility for any nonfulfillment in whole or in part of their obligations under this Lease, if such nonfulfillment is caused by force-majeure circumstance, including but not limited to such events as war, civil uprising, rebellion, civil or military conflict, acts of sabotage, strike, lockout, fire, floods, or other natural disasters. Notwithstanding the foregoing, if as a result of such force majeure circumstances, one of the parties is unable to fulfil its obligations, that party shall inform the other party immediately and take all measures that it deems expedient in order to protect the interests of the other party. The parties shall not have the right to demand compensation for any losses arising as a consequence of such unfulfilled obligations.

12.7 Liability of PREA. PREA shall not be liable directly or vicariously for the acts or omissions of, nor any damages caused to the Fund by any other party, including the acts or omissions of the Tenants. Except for PREA's own acts of wilful misconduct or gross negligence, PREA shall not be liable for any damages caused to the Fund for actions taken in good faith in connection with performing its obligations under this Lease.

12.8 Limitation on Damages. Subject to sections 5.2.5 and 12.7, if either party breaches any of its obligations under this Lease, such party shall compensate the other party for any actual damages, but shall not be liable for any subsequent or consequential damages suffered as a result of the breach.

12.9 Indemnification. Except when caused by the wilful misconduct or gross negligence of PREA, the Fund shall indemnify and hold PREA harmless from and against all claims, costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities of any kind or nature that PREA may incur or sustain in good faith in connection with or arising out of its obligations under this Lease. Notwithstanding the foregoing, the Fund shall not be liable and shall not indemnify PREA for any claims, damages or judgements related to any labor disputes arising from employment relationships established by PREA.

12.10 Cost and Expenses. Wherever in this Lease a provision is made for the doing of any act by any person it is understood and agreed that such act shall be done by such person at its own cost and expense unless otherwise stated.

12.11 Interpretation. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and with respect to the parties shall include where the context does not prohibit, their respective permitted successors and assigns. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." "Business Day" means any day, other than Saturday, Sunday or any public holiday in the United States of America or in the Russian Federation. "Operating Expenses" shall be as defined in the lease agreements between PREA and Tenants. All references to articles, sections and appendices shall mean articles, sections and appendices of this Lease, unless otherwise stated. All headings are inserted for convenience only and shall not affect construction of this Lease.

                                                                         [STAMP]

IN WITNESS WHEREOF, the parties have executed this Lease in four counterparts, two in English and two in Russian with one counterpart of each language for each party. In the case of differences in interpretation between the English and Russian texts of this Agreement, the English text shall control.

FIRST INVESTMENT VOUCHER FUND                PIONEER REAL ESTATE ADVISORS INC.

[SEAL]

/s/ Michael Yu. Chebotarev                   /s/ Stephen G. Kasnet
-------------------------------              -------------------------------
Michael Yu. Chebotarev                       Stephen G. Kasnet
Chairman, Board of Directors                 President
Executed:                                    Executed:
          ---------------------                        ---------------------

                                                                         [STAMP]

                                   APPENDIX A
                      To the Master Lease Agreement between
                        The First Investment Voucher Fund
                                       and
                       Pioneer Real Estate Advisors, Inc.

                        Banking Requisites of the Parties

The Fund:                            PREA:

21/2 Trubnikovsky Per                60 State Street
Moscow, Russian Federation           Boston, MA, U.S.A
                                     representative office:
                                     24/D Smolnaya Street,
                                     Moscow, Russian Federation

Account no. 701467900                Ruble Account no. 853603717
with Citibank T/O                    with ING Bank Eurasia
MFO 996426 Yu 6P                     BIC 044545176 and corresponding account no.
                                     001161392 also through ING

currency account No. 700100022       USD currency account No. 17845
with Citibank T/O                    with ING Bank Eurasia
Cor. account no. 36087478            and corresponding account
Citibank New York                    no. 001-1-908019 through
                                     Chase Manhattan Bank N.A. New York

Tax Identification no. 7704038268    Tax Identification no. 7700070140

                                                                         [STAMP]


                                       A1

------------------------------------------------------------------------------------------------------------------------
IBC 30.10.96
Cost for Project                  Completion
------------------------------------------------------------------------------------------------------------------------
                                     Total      Total Curent    Due to pay     01.12-08.12    09.12-15.12    16.12-22.12
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
IlkUmut                             711,488        200,000        511,488              -              -              -
------------------------------------------------------------------------------------------------------------------------
York Russia (condition)             314,198         64,198        250,000              -        132,833              -
------------------------------------------------------------------------------------------------------------------------
Otis (elevators)                    157,522        157,522              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (facade works)                117,515        117,515              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (fence)                       201,421        196,315          5,106              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (canopy)                        4,936          4,936              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (sidewalks)                    42,997         42,997              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (credit interest)               2,332          2,332              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (demolition)                   17,410         17,410              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
SU-122 (windows)                     48,814         13,090         35,724              -              -         16,169
------------------------------------------------------------------------------------------------------------------------
Krona (parking)                     252,999        214,009         38,990              -         26,696              -
------------------------------------------------------------------------------------------------------------------------
Region (preliminary works)           74,746         70,682          4,084              -          4,084              -
------------------------------------------------------------------------------------------------------------------------
Stroirazvitiya (add power)            5,378          5,378              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Ekont (heat reg. unit)                4,625          4,625              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Elnet-M (ext. lighting)              38,531         34,678          3,853              -          3,853              -
------------------------------------------------------------------------------------------------------------------------
GPM (add. power)                     42,569         42,569              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Lonmadi (generator)                  71,440         71,440              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Etkos (add. glass)                   11,149          8,750          2,399              -              -              -
------------------------------------------------------------------------------------------------------------------------
Alfa Laval                              312            312              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Bovis                               205,695              -        205,695              -              -              -
------------------------------------------------------------------------------------------------------------------------
Dispas (keys)                        14,766         14,766              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Oscar Faber                          96,963              -         96,963              -              -              -
------------------------------------------------------------------------------------------------------------------------
Comstar                             266,444              -        266,444              -              -              -
------------------------------------------------------------------------------------------------------------------------
Russtil (elevator shafts)            49,634         49,634              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Mosctroy (lighting fixtures)         11,272          5,588          5,684              -          5,684              -
------------------------------------------------------------------------------------------------------------------------
Eltem (add. power)                   75,000         52,500         22,500              -              -              -
------------------------------------------------------------------------------------------------------------------------
Vitim (guard house)                   9,550          5,730          3,820          3,820              -              -
------------------------------------------------------------------------------------------------------------------------
Fraklin (guard house)                13,172         10,780          2,392              -              -              -
------------------------------------------------------------------------------------------------------------------------
Restaurant                          700,000              -        700,000              -              -        300,000
------------------------------------------------------------------------------------------------------------------------
Region (health club)                 50,897         23,800         27,097              -              -         27,097
------------------------------------------------------------------------------------------------------------------------
Krona (sidewalk curbing)              6,330          6,330              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Krona (demolition works)              2,754          2,754              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Landscaping                          40,000              -         40,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Entrance Lobby                       50,000              -         50,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Manager's office                     40,200              -         40,200              -              -              -
------------------------------------------------------------------------------------------------------------------------
Driver's room                        10,000              -         10,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Security room                        10,000              -         10,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Post room                            12,000              -         12,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Stocksigns                           25,000              -         25,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Landing Area                         53,325              -         53,325              -              -              -
------------------------------------------------------------------------------------------------------------------------
Canopy Lights                         7,000              -          7,000              -          7,000              -
------------------------------------------------------------------------------------------------------------------------
Eltem (electric works)              130,000              -        130,000         87,000              -              -
------------------------------------------------------------------------------------------------------------------------
John Moriarty                       667,461        150,000        517,461              -              -              -
------------------------------------------------------------------------------------------------------------------------
Contingency                         100,000              -        100,000         10,000         10,000         10,000
------------------------------------------------------------------------------------------------------------------------
Aster (automatic doors)               4,257          4,257              -              -              -              -
------------------------------------------------------------------------------------------------------------------------
Storage rooms                        10,000              -         10,000              -              -              -
------------------------------------------------------------------------------------------------------------------------
Total Cash Outflows               4,782,102      1,594,877      3,187,225        100,820        190,150        353,266
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
IBC 30.10.95
Cost for Project
---------------------------------------------------------------------------------------------------------
                                    23.12-29.12     Juanruary       Febreary        March         May-97
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
IlkUmut                                     -              -              -              -        511,488
---------------------------------------------------------------------------------------------------------
York Russia (condition)                     -         69,235         47,932              -              -
---------------------------------------------------------------------------------------------------------
Otis (elevators)                            -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (facade works)                        -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (fence)                               -              -          5,106              -              -
---------------------------------------------------------------------------------------------------------
Vitim (canopy)                              -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (sidewalks)                           -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (credit interest)                     -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (demolition)                          -              -              -              -              -
---------------------------------------------------------------------------------------------------------
SU-122 (windows)                       19,555              -              -              -              -
---------------------------------------------------------------------------------------------------------
Krona (parking)                             -              -              -              -         12,294
---------------------------------------------------------------------------------------------------------
Region (preliminary works)                  -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Stroirazvitiya (add power)                  -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Ekont (heat reg. unit)                      -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Elnet-M (ext. lighting)                     -              -              -              -              -
---------------------------------------------------------------------------------------------------------
GPM (add. power)                            -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Lonmadi (generator)                         -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Etkos (add. glass)                          -          2,399              -              -              -
---------------------------------------------------------------------------------------------------------
Alfa Laval                                  -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Bovis                                       -              -        100,000              -        105,695
---------------------------------------------------------------------------------------------------------
Dispas (keys)                               -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Oscar Faber                                 -              -         96,963                             -
---------------------------------------------------------------------------------------------------------
Comstar                                     -              -              -                       266,444
---------------------------------------------------------------------------------------------------------
Russtil (elevator shafts)                   -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Mosctroy (lighting fixtures)                -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Eltem (add. power)                          -         22,500              -              -              -
---------------------------------------------------------------------------------------------------------
Vitim (guard house)                         -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Fraklin (guard house)                       -          2,392              -              -              -
---------------------------------------------------------------------------------------------------------
Restaurant                                  -        200,000              -              -        200,000
---------------------------------------------------------------------------------------------------------
Region (health club)                        -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Krona (sidewalk curbing)                    -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Krona (demolition works)                    -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Landscaping                                 -              -              -              -         40,000
---------------------------------------------------------------------------------------------------------
Entrance Lobby                              -         25,000         25,000              -              -
---------------------------------------------------------------------------------------------------------
Manager's office                            -         20,000         20,200              -              -
---------------------------------------------------------------------------------------------------------
Driver's room                               -         10,000              -              -              -
---------------------------------------------------------------------------------------------------------
Security room                               -         10,000              -              -              -
---------------------------------------------------------------------------------------------------------
Post room                                   -         12,000              -              -              -
---------------------------------------------------------------------------------------------------------
Stocksigns                             15,000         10,000              -              -              -
---------------------------------------------------------------------------------------------------------
Landing Area                                -              -         53,325              -              -
---------------------------------------------------------------------------------------------------------
Canopy Lights                               -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Eltem (electric works)                      -         43,000              -              -              -
---------------------------------------------------------------------------------------------------------
John Moriarty                               -              -              -              -        517,461
---------------------------------------------------------------------------------------------------------
Contingency                            10,000         10,000         20,000         30,000              -
---------------------------------------------------------------------------------------------------------
Aster (automatic doors)                     -              -              -              -              -
---------------------------------------------------------------------------------------------------------
Storage rooms                               -         10,000              -              -              -
---------------------------------------------------------------------------------------------------------
Total Cash Outflows                    44,555        446,526        368,526         30,000      1,653,382
---------------------------------------------------------------------------------------------------------